UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 16, 2021

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38326	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

(Address of principal executive offices and zip code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CWBR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COHBAR, INC.

FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of the stockholders of CohBar, Inc. (the “Company”), held on June 16, 2021, the Company’s stockholders: (i) elected David Greenwood, Dr. John Amatruda, Dr. Nir Barzilai, Dr. Pinchas Cohen, Albion J. Fitzgerald, Dr. Phyllis Gardner, Misha Petkevich, and Dr. Joseph J. Sarret to the Company’s Board of Directors, each to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; (ii) ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; (iii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the related proxy statement; and (iv) approved, on a non-binding advisory basis, the frequency with which the stockholders will make an advisory vote regarding the compensation of the Company’s named executive officers to be every three years.

The following is a summary of the voting results for each matter submitted to the stockholders:

Proposal 1. Election of directors

Name	Votes For	Votes Withheld	Broker Non-Votes
David Greenwood	19,861,426	688,608	10,700,345
Dr. John Amatruda	20,407,780	142,254	10,700,345
Dr. Nir Barzilai	19,429,439	1,120,595	10,700,345
Dr. Pinchas Cohen	20,367,513	182,521	10,700,345
Albion J. Fitzgerald	19,448,828	1,101,206	10,700,345
Dr. Phyllis Gardner	18,444,238	2,105,796	10,700,345
Misha Petkevich	18,897,061	1,652,973	10,700,345
Dr. Joseph J. Sarret	20,361,814	188,220	10,700,345

Proposal 2. Ratification of the selection of independent registered public accounting firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,624,119	373,146	253,114	--

Proposal 3. Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,735,751	590,013	224,270	10,700,345

Proposal 4. Approval, on a non-binding advisory basis, of the frequency with which the stockholders will make an advisory vote regarding the compensation of the Company’s named executive officers

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
9,556,950	862,063	9,976,241	154,780	10,700,345

After taking into consideration the result of the vote on Proposal 4 at the Annual Meeting, the Company’s Board of Directors has determined to include “say on pay” votes in the Company’s proxy materials every three years until the next required “say on frequency” vote by the stockholders.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.
(Registrant)

June 21, 2021	By:	/s/ Jeffrey F. Biunno
(Date)		Jeffrey F. Biunno Chief Financial Officer

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